                                                               Exhibit 13(b)(2)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

Registrant Name           File No.
---------------           ------------------------
Variable Account A        333-103098 / 811-04865
                          333-67866 / 811-04865
                          333-63730 / 811-04865
                          333-108724 / 811-04865
                          333-63412 / 811-04865
Variable Account B        333-48457 / 811-04865-01


MERTON BERNARD AIDINOFF                   Director             October 21, 2005
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MERTON BERNARD AIDINOFF

STEVEN JAY BENSINGER                      Director             October 21, 2005
-----------------------------
STEVEN JAY BENSINGER

CHARLES H. DANGELO                        Director             October 21, 2005
-----------------------------
CHARLES H. DANGELO

DAVID LAWRENCE HERZOG                     Director             October 21, 2005
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DAVID LAWRENCE HERZOG

JOHN W. KEOGH                     Director, President and      October 21, 2005
-----------------------------     Chief Executive Officer
JOHN W. KEOGH

ROBERT EDWARD LEWIS                       Director             October 21, 2005
-----------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR               Director and Chairman       October 21, 2005
-----------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                            Director             October 21, 2005
-----------------------------
WIN JAY NEUGER

ERNEST THEODORE PATRIKIS                  Director             October 21, 2005
-----------------------------
ERNEST THEODORE PATRIKIS

ROBERT MICHAEL SANDLER                    Director             October 21, 2005
-----------------------------
ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK                  Director, Senior Vice       October 21, 2005
-----------------------------            President
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                       Director             October 21, 2005
-----------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                    Director             October 21, 2005
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NICHOLAS CHARLES WALSH